UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 1, 2005
TRIO-TECH INTERNATIONAL

(Exact Name of Registrant as Specified in Its Charter)
California

(State or Other Jurisdiction of Incorporation)

1-14523	95-2086631

(Commission File Number)	(IRS Employer Identification No.)

14731 Califa Street, Van Nuys, California	91411

(Address of Principal Executive Offices)	(Zip Code)
(818) 787-7000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.01.	Completion of Acquisition or Disposition of Assets
Item 2.05.	Costs Associated with Exit or Disposal Activities
Item 9.01.	Financial Statements and Exhibits
SIGNATURES

Item 2.01.	Completion of Acquisition or Disposition of Assets
On November 1, 2005, pursuant to the terms of a Memorandum of Agreement dated September 30, 2005, European Electronic Test Centre Ltd., a wholly-owned subsidiary of the Registrant (“EETC”), completed the sale to Dorville Homes Ltd. (“Buyer”) of the real property utilized in the operation of the Registrant’s former facility located in Dublin, Ireland. The sale price for the real property was €8,850,000 (Eurodollars), or approximately $10,618,000 (US) based on the exchange rate as of November 1, 2005 published by the Federal Reserve Statistical Release. The Buyer paid a cash down payment of ten percent (10%) of the sale price to EETC on September 30, 2005, and paid the balance of the sale price to EETC in cash on November 1, 2005.
A press release relating to the completion of sale of the real property was released on November 2, 2005, a copy of which is attached hereto as Exhibit 99.1.

Item 2.05.	Costs Associated with Exit or Disposal Activities
EETC, which operated the testing facility in Dublin, Ireland, closed the facility on August 31, 2005. The reasonable costs for completing the closure of operation is approximately $426,000. Of this total, $330,000 related to one-time severance-related expenses and the remaining approximately $96,000 represents facilities-related costs of vacating the property for the buyer.
Forward Looking Statements. The statements in this Current Report on Form 8-K concerning current management’s expectations are “forward looking statements” within the meaning of Section 27A of the Securities and Exchange Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended that involve risks and uncertainties. Any statements contained herein (including, without limitation, statements to the effect that the Company or management “estimates,” “expects,” “intends,” “continues,” “may,” or “will” or statements concerning “potential” or variations thereof or comparable terminology or the negative thereof), that are not statements of historical fact should be construed as forward looking statements. There is no assurance that the transactions contemplated by the Agreement will be consummated. These forward-looking statements are based on our management’s current views and assumptions. The Company assumes no obligation to update the information herein or on the Company’s or its subsidiaries’ websites.

Item 9.01	Financial Statements and Exhibits
(d)     Exhibits
99.1     Press release of Trio Tech International dated November 2, 2005
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trio-TECH INTERNATIONAL (Registrant)
By:	/s/ VICTOR H.M. TING
Victor H.M. Ting
Vice President and Chief Financial Officer (Principal Financial Officer)

Date: November 4, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Trio Tech International dated November 2, 2005